Exhibit 10.2

AMENDMENT NUMBER TWO TO SHARE RESTRICTION AGREEMENT

WHEREAS, the various persons identified on the signature page hereto (collectively, the “Stockholders”) and Taylor Capital Group, Inc., a Delaware corporation (the “Company”), represent all existing parties to that certain Share Restriction Agreement, dated November 30, 1998, as subsequently amended by that certain Amendment Number One of Share Restriction Agreement, dated December 1, 1999 (the “Agreement”); and

WHEREAS, pursuant to the terms of that certain Relinquishment of Rights Agreement, dated April 3, 2012, between the Stockholders and the Company, the parties desire to amend the Agreement to remove the Company as a party to, and any and all rights granted to the Company pursuant to Paragraph 4 of, the Agreement;

NOW, THEREFORE, the parties hereto do hereby amend the Agreement as follows:

FIRST: Subparagraph (a) of Paragraph 4 of the Agreement shall be amended by replacing the same with the following:

“(a) If any Stockholder shall receive a Bona Fide Offer to purchase any of his, her or its Shares, which Bona Fide Offer is acceptable to such Stockholder (herein “the Seller”), then in such event the Seller shall promptly give written notice to the other Stockholders of the Seller’s intention to sell the subject Shares, which notice shall include a photocopy of such Bona Fide Offer, a copy of the check representing the earnest money deposit of the purchase price, and an offer by the Seller to sell the subject Shares to the other Stockholders in accordance with the terms hereof.”

SECOND: Subparagraph (b)(3) of Paragraph 4 of the Agreement shall be amended by replacing the same with the following:

“(3) [Reserved]”

THIRD: Subparagraph (b)(4) of Paragraph 4 of the Agreement shall be amended by replacing the same with the following:

“(4) Notwithstanding the foregoing, the exercise of any option provided for in subparagraph 4(b)(1) or 4(b)(2) above shall be void and of no force or effect unless such options, in the aggregate, shall have been exercised with respect to all of the Shares proposed to be sold by Seller.”

FOURTH: Upon the effectiveness of this Amendment, the Company shall no longer be a party to the Agreement.

FIFTH: In all other respects the parties do hereby affirm and ratify the Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the 3rd day of April, 2012.

COMPANY:

TAYLOR CAPITAL GROUP, INC.

By:	/s/ Mark A. Hoppe

Name:	Mark A. Hoppe
Title:	President and Chief Executive Officer

STOCKHOLDERS:

VOTING TRUST AGREEMENT DATED AS OF NOVEMBER 30, 1998, AS AMENDED

By:	/s/ Jeffrey W. Taylor

Name:	Jeffrey W. Taylor
Title:	Trustee

By:	/s/ Bruce W. Taylor

Name:	Bruce W. Taylor
Title:	Trustee

By:	/s/ Cindy Taylor Robinson

Name:	Cindy Taylor Robinson
Title:	Trustee

CINDY L. TAYLOR GIFT TRUST U/A/D 6/10/82

By:	/s/ Cindy Taylor Robinson

Name:	Cindy Taylor Robinson
Title:	Co-Trustee

By:	/s/ Susan Taylor

Name:	Susan Taylor
Title:	Co-Trustee

[Signature Page 1 to Amendment Number Two to Share Restriction Agreement]

BRUCE W. TAYLOR GIFT TRUST U/A/D 6/10/82

By:	/s/ Bruce W. Taylor

Name:	Bruce W. Taylor
Title:	Co-Trustee

By:	/s/ Cindy Taylor Robinson

Name:	Cindy Taylor Robinson
Title:	Co-Trustee

JEFFREY W. TAYLOR GIFT TRUST U/A/D 6/10/82

By:	/s/ Jeffrey W. Taylor

Name:	Jeffrey W. Taylor
Title:	Co-Trustee

By:	/s/ Brian Taylor

Name:	Brian Taylor
Title:	Co-Trustee

[Signature Page 2 to Amendment Number Two to Share Restriction Agreement]